Convertible Debentures (Tables)	12 Months Ended
Dec. 31, 2024
Convertible Debentures
Schedule of Repayment of principal and interest
Repayment of principal and interest for convertible debentures:	US$	CDN$1.
2025	3,102,200	4,462,515
2026	3,830,050	5,509,527
Total principal and interest payments	6,932,250	9,972,042
Less interest	(760,250)	(1,093,619)
Principal remaining	6,172,000	8,878,423
Change in fair value of convertible debentures	206,141	296,534
Net principal remaining	6,378,141	9,174,957
Current portion of convertible debentures	3,416,926	4,915,248
Non-current portion of convertible debentures	2,961,215	4,259,709

Schedule of Fair Value
US$/CDN$ volatility	6.58%
Stock price volatility	173.78%
Stock price	$0.11
Risk free interest rate	4.49%
Credit Spread	5.67% to 30.93%

Schedule of Interest expense for convertible debentures
Interest expense for convertible debentures:	2024	2023	2022
$US	$455,112	$94,781	-
$CDN	$621,378	$128,612	-